SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Definitive Information Statement

                               IKON VENTURES, INC.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

                               1000 Woodbury Road
                                    Suite 214
                            Woodbury, New York 11797


              ----------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):
         [X]  No Fee Required.
         [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and
              0-11.

         1) Title of each class of securities to which transaction applies:

                     Common Stock, par value $.001 per share
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         2) Aggregate number of securities to which transaction applies:

                  20,158,132 shares of Common Stock Outstanding
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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         4) Proposed maximum aggregate value of transaction:


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         5) Total Fee Paid.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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         1) Amount Previously Paid:


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         2) Form, Schedule or Registration Statement No.:


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         3) Filing Party:


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         4) Date Filed:


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

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

Information Statement.....................................................    3

Interest of Certain Persons in Matters to be Acted Upon...................    3

Principal Stockholders....................................................    3

Amendment to the Company's Amended Certificate of Incorporation
to Effect a Change in Name................................................    5

Exhibit A - Amendment to Articles of Incorporation of
Ikon Ventures, Inc. ......................................................    6

Exhibit B -Certificate of Amendment of Articles of Incorporation .........    7

                              INFORMATION STATEMENT

                                     GENERAL

         On September 10, 2001 the Board of Directors of the Company adopted resolutions approving an amendment (the "Amendment") to the Company's amended Articles of Incorporation and recommending that the Amendment be submitted to stockholders of the company for their approval as required under the Nevada General Corporation Law ("NGCL"). The Amendment provides for a change in the Company' s name to Sutton Trading Solutions, Inc.

         As of the close of business on September __, 2001, the record date for the determination of stockholders to whom this Information Statement is sent, the Company had outstanding 20,158,132 shares of common stock, par value $ .001 per share (the "Common Stock"), each share being entitled to one vote on each matter presented at a meeting or to give one consent in lieu of voting at a meeting. As permitted under Section 78.320 of the NGCL, by written consent dated September 10, 2001, shareholders of the Company representing more than 50.1% of the issued and outstanding shares of Common Stock approved the Amendment. The Amendment will become effective on the date of the filing thereof with the Secretary of State of Nevada (the "Effective Date"), which filing is expected to take place on, or shortly after, September ___, 2001. A copy of the Amendment is attached hereto as Exhibit A.

         This Information Statement is being mailed to stockholders of the Company on or about September __, 2001.

         All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.


                             PRINCIPAL STOCKHOLDERS

         So far as is known to the Company, the following table sets forth the beneficial ownership of 5% or more of the Company Stock as of August 8, 2001. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

            The following table sets forth information available to the Company, as of August 8, 2001 with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent (5%) of the outstanding shares; (ii) the Company's officers and directors; and
(iii) the Company's officers and directors as a group:

      Name and Address of               Shares of Common       Percentage (%) of
      Beneficial Owner(1)                 Stock Owned             Common Stock
      -------------------                 -----------             ------------

Jonathan D. Siegel (2)                   4,641,991(5)(11)         21.30(5)(11)

Gregory C. Frank(2)                      4,641,991(6)             21.30(5)

Radek Hulan(2)                           1,300,000(9)              6.31(9)

Richard Joyce(2)                           155,555(10)             0.77(10)

The J.B. Sutton Group Inc.               1,139,195(7)(13)          5.60(7)(13)
401(k) Profit Sharing Plan,
dated 10/1/95 f/b/o Jonathan
D. Siegel ("Siegel 401(k)")(2)

Sigma Limited S.A                        3,537,778(8)             17.08(8)
("Sigma")(3)(4)

All officers and directors as a         10,739,537(12)            49.67(12)
group (four (4) persons)(2)

Global Capital Partners, Inc.            2,222,222(15)            10.45(15)
(14)

Tiburon Asset Management                 1,029,629                 5.11
LLC (16)

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Exchange Act.

(2) The business address of each of the stockholders noted above is 1000 Woodbury Road, Suite 214, Woodbury, NY 11797.

(3) The business address of Sigma is Rue-Fritz-Courvoisier 40, 2300 La Chaux-de-Fonds, Switzerland.

(4) Sigma is a company organized under the laws of Switzerland owned by a discretionary trust, whose beneficiaries include members of Ian Rice's family. Mr. Rice is neither a trustee nor a beneficiary of the trust and disclaims any beneficial ownership of Sigma. Prior to the Share Exchange, Mr. Rice was the Company's Chairman of the board of directors.

(5) Includes 1,631,617 shares of common stock issuable upon the exercise of outstanding warrants; and 960,302 shares held in the name of the Siegel 401(k).

(6) Includes 1,631,620 shares of common stock issuable upon the exercise of outstanding warrants.

(7) Includes 178,893 shares of common stock issuable upon the exercise of outstanding warrants.

(8) Includes 555,556 shares of common stock issuable upon the exercise of outstanding warrants.

(9) Includes 433,333 shares of common stock issuable upon the exercise of outstanding warrants.

(10) Includes 44,444 shares of common stock issuable upon the exercise of outstanding warrants.

(11) Does not include 1,491,111 shares of common stock under the control of the stockholders noted above pursuant to a Voting Rights Agreement dated as of August 1, 2001, among Sigma, the Siegel 401(k) and the stockholders noted above.

(12) Includes 3,741,014 shares of common stock issuable upon the exercise of outstanding warrants.

(13) Does not include 2,982,222 of common stock under the control of the stockholders noted above pursuant to the Voting Rights Agreement described in note 11 above.

(14) The business address of the stockholder noted above is 6000 Fairview Road, Suite 1420, Charlotte, NC 28210.

(15) Includes 1,111,111 shares of common stock issuable upon the exercise of outstanding warrants.

(16) The business address of the stockholder noted above is 110 William Street, New York, NY 10038.


                AMENDMENT TO THE COMPANY'S AMENDED CERTIFICATE OF
                    INCORPORATION TO EFFECT A CHANGE IN NAME

         Upon filing of the Amendment the Company's name will be changed to Sutton Trading Solutions, Inc. The purpose of this change is to reflect the share exchange with Sutton Online, inc., a Delaware Corporation which constitutes the sole operating business of the Company. The voting and other rights that accompany the Common Stock will not be affected by the change in corporate name. SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE CHANGE IN CORPORATE NAME.

                                       By Order of the Board of Directors



                                       /s/ JONATHAN D. SIEGEL
                                       --------------------------------
                                       Jonathan D. Siegel,
                                       Chief Executive Officer

                                                                       Exhibit A

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                               IKON VENTURES, INC.
                             (a Nevada corporation)


         FIRST: The name of the corporation is IKON VENUTRES, INC. (the "Corporation").

         SECOND: The Corporation wishes to amend Article I of the Corporation's articles of incorporation to change the Corporation's name to Sutton Trading Solutions, Inc. Accordingly, as amended said Article shall read in its entirety as follows:

                  "Article I. The name of the Corporation is SUTTON TRADING SOLUTIONS, INC."

         THIRD: That the stockholders holding a majority of the outstanding shares of stock entitled to vote on the amendment approved said amendment by written consent dated September 10, 2001 in accordance with the provisions of
Section 78.320 of the General Corporation Law of the State of Nevada and Article
II.8 of the By-laws of the Corporation.

         IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, for the purpose of amending the Articles of Incorporation pursuant to the General Corporation Law of Nevada, does hereby make and file these Articles of Amendment.

Dated: As of September 10, 2001

ATTEST:



/s/ LEIGH BICKELL                      /s/ JONATHAN D. SIEGEL
--------------------------------       --------------------------------
Leigh Bickell                          Jonathan D. Siegel
Secretary                              Chief Executive Officer

                                                                       Exhibit B

          CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION (AFTER
                               ISSUANCE OF STOCK)


                               IKON VENTURES, INC.
                             (a Nevada corporation)

         We, the undersigned, Jonathan D. Siegel, Chief Executive Officer, and Leigh Brickell, Secretary of Ikon Ventures, Inc. do hereby certify:

         That the Board of Directors of said corporation by Unanimous Written Consent of the Board of Directors dated as of September 10, 2001 adopted resolutions to amend the original articles as follows:

         Article First is hereby amended to read as follows:

                  1. NAME. The name of the corporation is Sutton Trading Solutions, Inc. (hereinafter called the "Corporation").

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 20,158,132 and the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                                       /s/ JONATHAN D. SIEGEL
                                       -----------------------------------
                                       Jonathan D. Siegel, Chief Executive
                                       Officer



                                       /s/ LEIGH BICKELL
                                       -----------------------------------
                                       Leigh Bickell, Secretary

STATE OF NEW YORK            )
                             )  SS.
COUNTY OF                    )

         On September ___, 2001, personally appeared before me, a Notary Public, Jonathan D. Siegel, and Leigh Bickell, who acknowledged that they executed the above instrument.



                                       -----------------------------------
                                       Signature of Notary

(Notary Stamp or Seal)